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                                                                    EXHIBIT 10.9


                            FIRST AMENDMENT TO LEASE


         This FIRST AMENDMENT TO LEASE (hereinafter called "First Amendment") is made and entered into as of the 1st day of December, 1998 by and between EBS BUILDING, L.L.C., a Delaware limited liability company ("Landlord"), and STIFEL FINANCIAL CORP., a Delaware corporation, and STIFEL, NICOLAUS & COMPANY, INCORPORATED, a Missouri corporation (collectively referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into a certain Standard Office Lease dated September 30, 1998 (the "Lease") for certain premises located in the building known and numbered as 500 Washington Avenue, St. Louis, Missouri; and

         WHEREAS, words and phrases having defined meanings in the Lease shall have the same respective meanings when used herein, unless otherwise expressly defined herein; and

         WHEREAS, Landlord and Tenant desire to amend said Lease as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1.4 of the Lease is hereby amended in its entirety to read as follows:

         1.4. DATE OF PRELIMINARY SPACE PLAN: November 13, 1998

              DATE OF FINAL SPACE PLAN:       December 2, 1998 (12:00 Noon)

              TENANT'S PLAN SUBMITTAL DATE
              FOR INITIAL PREMISES:           December 14, 1998

              LANDLORD'S PLAN APPROVAL DATE
              FOR INITIAL PREMISES:           December 24, 1998

              TENANT'S PLAN SUBMITTAL DATE
              FOR SUBSEQUENTLY DELIVERED
              PREMISES:                       December 14, 1998

              LANDLORD'S PLAN APPROVAL DATE
              FOR SUBSEQUENTLY DELIVERED
              PREMISES:                       December 24, 1998
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         2.   Section 1.5 of the Lease is hereby amended in its entirety to read as follows:

         1.5  LEASE COMMENCEMENT DATE: February 1, 1999
              RENT COMMENCEMENT DATE:  February 1, 1999
              LEASE EXPIRATION DATE:   April 30, 2011

         3. Section 1.6 of the Lease is hereby amended in its entirety to read as follows:

         1.6  TERM: Twelve (12) years and three (3) months

         4. Section 1.8 of the Lease is hereby amended in its entirety to read as follows:

         1.8 PREMISES: approximately 91,763 rentable square feet in the Building as depicted in Exhibit A of this Lease and as improved in accordance with the provisions of Exhibit C of this Lease.

         5. Section 1.11 of the Lease is hereby deleted in its entirety and replaced with the following:

              1.11.  ANNUAL BASE RENT AND MONTHLY BASE RENT INSTALLMENT:

         From 02/01/1999 - 4/30/1999; Annually $150,000.00; Monthly $12,500.00,
              based upon a base rental rate of $15.00 per rentable square foot.
         From 05/01/1999 - 04/30/2000; Annually $1,376,445.00; Monthly
              $114,703.75, based upon a base rental rate of $15.00 per rentable square foot.
         From 05/01/2000 - 04/30/2001; Annually $1,422,326.50; Monthly
              $118,527.21, based upon a base rental rate of $15.50 per rentable square foot.
         From 05/01/2001 - 04/30/2002; Annually $1,468,208.00; Monthly
              $122,350.67, based upon a base rental rate of $16.00 per rentable square foot.
         From 05/01/2002 - 04/30/2003; Annually $1,468,208.00; Monthly
              $122,350.67, based upon a base rental rate of $16.00 per rentable square foot.
         From 05/01/2003 - 04/30/2004; Annually $1,514,089.50; Monthly
              $126,174.13, based upon a base rental rate of $16.50 per rentable square foot.
         From 05/01/2004 - 04/30/2005; Annually $1,514,089.50; Monthly
              $126,174.13, based upon a base rental rate of $16.50 per rentable square foot.
         From 05/01/2005 - 04/30/2006; Annually $1,559,971.00; Monthly
              $129,997.58, based upon a base rental rate of $17.00 per rentable square foot.
         From 05/01/2006 - 04/30/2007; Annually $1,605,852.50; Monthly
              $133,821.04, based upon a base rental rate of $17.50 per rentable square foot.
         From 05/01/2007 - 04/30/2008; Annually $1,651,734.00; Monthly
              $137,644.50, based upon a base rental rate of $18.00 per rentable square foot.



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         From 05/01/2008 - 04/30/2009; Annually $1,697,615.50; Monthly
              $141.467.96, based upon a base rental rate of $18.50 per rentable square foot.

         From 05/01/2009 through 04/30/2010, Annual Base Rent due under this Lease shall be that amount equal to the number of rentable square feet constituting the Premises, as acknowledged pursuant to Section 1.8 above, times the product obtained by multiplying $16.50 by a fraction, the numerator of which shall be the CPI-U (as hereinafter defined) for April 30, 2009, and the denominator of which shall be the CPI-U (as hereinafter defined) for February l, 1999, which Annual Base Rent shall not exceed $22.17 per rentable square foot. The Monthly Base Rent Installment shall be the amount of Annual Base Rent divided by twelve.

         From 05/01/2010 through 04/30/2011, Annual Base Rent due under this Lease shall be that amount equal to the number of rentable square feet constituting the Premises, as acknowledged pursuant to Section 1.8 above, times the product obtained by multiplying the Annual Base Rent for the immediately prior lease year by a fraction, the numerator of which shall be the CPI-U (as hereinafter defined) for April 30, 2010, and the denominator of which shall be the CPI-U for April 30, 2009, which Annual Base Rent shall not exceed $22.84 per rentable square foot. The Monthly Base Rent Installment shall be the amount of Annual Base Rent divided by twelve.

         As used herein, the term "Consumer Price Index" shall mean The Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-1984 = 100) published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Consumer Price Index is not published effective as of the date(s) referred to above, then the adjustment shall be measured from the date most immediately preceding the date(s) in question. If the Consumer Price Index is changed so that the base year differs from that referenced above, the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the Term, such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Consumer Price Index had not been discontinued or revised.

         6. Section 1.14 of the Lease is hereby amended in its entirety to read as follows:

         1.14 TENANT'S PROPORTIONATE SHARE: On and after the Lease Commencement Date to the day immediately prior to Landlord's delivery of possession of the Subsequently Delivered Premises pursuant to
              Section 3.2 of this Lease: 2.30%;

              On and after the day Landlord delivers possession of the Subsequently Delivered Premises pursuant to Section 3.2 of this
              Lease: 21.14%.



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         7.   Section 1.17 of the Lease is hereby amended by (i) changing the number "21" in the third line to "23"; (ii) changing the number "21" in the thirteenth line to "19"; (iii) changing the phrase "eleven (11)" in the twenty first line to "thirteen (13)"; (iv) changing the word "sixteen" in the twenty fifth line to "eighteen"; and (v) changing the phrase "four (4)" in the twenty sixth line to "five (5)."

         8.   Section 1.22 of the Lease is hereby deleted in its entirety.

         9. Section 3.2 of the Lease is hereby amended by (i) changing the word "January" in the first line to "February"; (ii) changing the word "eighth" in the third line to "seventh"; (iii) changing the word "April" in the third and tenth lines to "May"; (iv) changing the word "March" in the twelfth line to "April"; (v) adding after the phrase "or resulting from changes or additions to Tenant's plans after the initial submission" in the thirty eighth and thirty ninth lines the phrase ", or resulting from errors, omissions, defects or other inadequacies in Tenant's plans or the related construction drawings"; and (vi) deleting the tenth grammatical sentence thereof in its entirety and substituting the following therefor:

              If the Subsequently Delivered Premises are not ready for occupancy on or prior to May 1, 1999, this Lease shall nevertheless continue in effect, but (a) Rent with respect to such portion of the Subsequently Delivered Premises which is not ready for occupancy shall abate, and
         (b) the Lease Expiration Date shall be extended for a period commensurate with such period of Rent abatement, if any, with respect to the Subsequently Delivered Premises, and Landlord shall have no other liability whatsoever on account thereof. In addition to the foregoing Rent abatement and extension of the Term, if the Subsequently Delivered Premises are not ready for occupancy on or prior to June 1, 1999, Landlord shall reimburse Tenant for any increase in base rent payable by Tenant in its current premises at 500 North Broadway, St. Louis, Missouri (which reimbursement obligation shall not, however, exceed One Thousand Two Hundred Ninety Eight and 63/100 Dollars ($1,298.63) per day), and Landlord shall have no other liability whatsoever on account thereof.

         10. Exhibit A to the Lease is hereby deleted and Exhibit A attached to this Amendment is substituted therefor.

         11. Exhibit C, "Work To Be Performed In The Premises," is hereby amended as follows:

              a. The word "April" appearing in the eighth line of the introductory paragraph is hereby changed to "May."

              b. Subsections 1 and 2 of Section C, "Approval Procedures," are hereby deleted in there entirety and replaced with the following:

              1. Tenant has engaged, with Landlord's approval as to the scope of


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         work and the cost of work, a design firm to prepare one space plan for the proposed improvements to the Premises. In the event Tenant shall have commenced payment of Rent on the entirety of the Premises (91,763 rentable square feet) on or prior to April 1, 1999, Landlord shall pay the cost of said space plan, in an amount not to exceed Fourteen Thousand Six Hundred Eighty Two and 09/100 Dollars ($14,689.09). Otherwise, the cost of said space plan shall be deducted from the Tenant Improvement Allowance.

              2. Based on the space plan to be delivered by Tenant to Landlord by October 1, 1998 and to be modified by Tenant as reasonably required by Landlord (and revised to incorporate such modifications) by November 13, 1998 (the "Preliminary Space Plan"), Tenant shall commence the preparation of the plans and specifications (the "Construction Documents") necessary to construct the Initial Premises. At or prior to 5:00 p.m. on December 1, 1998, Tenant shall deliver to Landlord a space plan reflecting changes only to that portion of the Premises on the seventh floor of the Building, which shall be modified by Tenant as reasonably required by Landlord (and revised to incorporate such modifications) by 12:00 Noon on December 2, 1998 (the "Final Space Plan"), which Final Space Plan shall be substituted for the Initial Space Plan as the basis for the preparation of the Construction Documents. Tenant shall deliver the Construction Documents to Landlord for review and approval no later than December 14, 1998 (the "Tenant's Plan Submittal Date for Initial Premises"). Landlord shall review the Construction Documents and shall either return the same to Tenant, marked approved or with Landlord's necessary changes indicated no later than December 24, 1998 (the "Landlord's Plan Approval Date for Initial Premises"). In the event that Landlord indicates changes to the Construction Documents, Tenant shall promptly make the indicated changes and return the revised Construction Documents to Landlord for Landlord's review and approval. Landlord shall have five (5) days after receipt of the revised Construction Documents to approve and return to Tenant the Construction Documents. Construction Documents, with Landlord's requested revisions, must be signed by the Tenant (together with the Construction Documents so approved for the Subsequently Delivered Premises, the "Approved Construction Documents") to authorize Landlord to complete the work to the Initial Premises (work on the Initial Premises will not begin until such approval is received by Landlord).

              Based on the Final Space Plan, Tenant shall prepare the Construction Documents necessary to construct the Subsequently Delivered Premises. Tenant shall deliver the Construction Documents to Landlord for review and approval no later than December 14, 1998 (the "Tenant's Plan Submittal Date for Subsequently Delivered Premises"). Landlord shall review the Construction Documents and shall either return the same to Tenant, marked approved or with Landlord's necessary changes indicated no later than December 24, 1998 (the "Landlord's Plan Approval Date for Subsequently Delivered Premises"). In the event that Landlord indicates changes to the Construction Documents, Tenant



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         shall promptly make the indicated changes and return the revised
         Construction Documents to Landlord for Landlord's review and approval. Landlord shall have five (5) days after receipt of the revised Construction Documents to approve and return to Tenant the Construction Documents. Construction Documents, with Landlord's requested revisions, must be signed by the Tenant (and shall thereafter constitute Approved Construction Documents) to authorize Landlord to complete the work to the Subsequently Delivered Premises (work on the Subsequently Delivered Premises will not begin until such approval is received by Landlord).

              Landlord may, at its sole and absolute discretion, engage its own architect to review the Construction Documents and Landlord shall have the right to deduct up to $5,000 from the Tenant Improvement Allowance to cover any fees and expenses associated with such engagement and review by said architect. Tenant acknowledges that (i) the review and approval of plans and specifications by Landlord and any recommendations by Landlord with respect thereto are for the sole benefit of Landlord and not for the benefit of Tenant or any third party, and neither Landlord nor any of its representatives or agents assume any responsibility or liability by reason of such reviews, approval or recommendations, (ii) Tenant will not rely upon any of such review, approvals or recommendations for any purpose whatsoever, and
         (iii) such reviews, approvals or recommendations will not constitute a waiver of any of the provisions of this Lease or any other obligations of Tenant hereunder. Tenant shall not add to, make deletions from, or otherwise modify any approved plans without Landlord's prior written approval.

         12. Exhibit H to the Lease is hereby amended by replacing the "AREA" designation of "85,000" with "91,763."

         13.  Addendum No. 1 to the Lease is hereby amended as follows:

              a. Section 23.32 of the Lease is hereby amended in its entirety to read as follows:

                   23.32 OPTION TO LEASE STORAGE AREA. Provided that this Lease is in full force and effect and Tenant is not in default hereunder beyond any applicable cure period, Tenant shall have the option to lease from Landlord on or prior to April 30, 2001, approximately 3,500 useable square feet of storage space in the Building, in such location as Landlord may designate upon receipt of Tenant's notice of exercise of this option (the "Storage Area"). Tenant may exercise this right only by giving Landlord at least ninety (90) days prior written notice and Tenant shall receive possession of the Storage Area on or prior to the date specified in Tenant's notice (which date shall not be earlier than ninety (90) days from the date of such notice or later than April 30, 2001). The annual rent for the Storage Area shall be Eight Dollars ($8.00) per useable square foot, payable in equal monthly installments, and shall be added to Tenant's Annual Base Rent obligations hereunder. The Storage Area shall be delivered to Tenant

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         in its "as is" condition and Tenant's rent obligations with respect to the Storage Area shall commence upon tender of possession thereof by Landlord to Tenant. Tenant agrees that the Storage Area may be used only for the storage (and not any use or operation) of furniture, office equipment, supplies and boxes and may not be used for storage of any dangerous or noxious materials or the operation of computer equipment. Tenant's use of the Storage Area shall be in full compliance with the applicable provisions of the Lease. The term of the lease of the Storage Area shall expire concurrent with the expiration of the Term of the Lease, unless otherwise earlier terminated by agreement of the parties. Landlord reserves the right to relocate the Storage Area pursuant to Section 3.4 of the Lease. Landlord and Tenant hereby agree to execute an amendment to the Lease reflecting the addition of Storage Area and the adjustment to Annual Base Rental described above.

              b.   A new Section 23.37 is added to the Lease as follows:

              23.37. RIGHT OF FIRST OFFER. Provided that this Lease is in full force and effect and Tenant is not in default hereunder beyond any applicable cure period, and subject to the prior rights affecting the following described space held by Bankers Trust Company, its successors or assigns (collectively, "Bankers Trust Company"), pursuant to its lease of space in the Building, Tenant shall have right to lease and occupy additional space on the tenth floor of the Building as follows:

              (a) In the event the seventh floor of the Building is fully leased and not less than 7,750 rentable square feet of the space located on the tenth floor of the Building depicted on Exhibit J to this Lease is then available for leasing, Landlord shall so notify Tenant, which notice shall specify the location and size of, and the annual base rent for such space (the "First Offer Space") and the commencement date of the lease of the First Offer Space (the "First Offer Commencement Date"). Within ten (10) business days after Tenant's receipt of such notice, Tenant shall give notice to Landlord as to whether or not it desires to lease the First Offer Space. If Tenant does not desire to lease the First Offer Space or Tenant fails to deliver such notice to Landlord within such ten (10) business day period, Landlord shall have the right to lease and thereafter to re-let all or any portion of the First Offer Space to a third party or parties free and clear of any rights of Tenant in such space. Tenant shall not have the right to take less than all of the First Offer Space in connection with any exercise by Tenant of its rights hereunder. If Tenant exercises its right to lease the First Offer Space, Landlord shall deliver the First Offer Space in its then "as is" condition.

              (b) In the event Tenant timely exercises its right to lease the First Offer Space, then commencing upon the First Offer Commencement Date, such space shall become part of the Premises, subject to the same terms and conditions as are contained in the Lease, except that the Rent for the First Offer Space shall be the rate described in Landlord's notice to Tenant delivered


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         pursuant to (a) above, which rate shall be then prevailing market rate as determined by Landlord (which determination shall not be subject to arbitration) and the term shall commence on the First Offer Commencement Date and end on the last day of the Term of the Lease. Landlord and Tenant shall execute an amendment to Lease, which shall have been prepared by Landlord and shall be in form and substance reasonably satisfactory to Landlord and Tenant, confirming the adjustments to the Premises and the Rent.

                   (c) In the event Bankers Trust Company elects to lease any of the foregoing space pursuant to rights set forth in its lease, Tenant shall have no rights whatsoever with respect to any part of such space as leased by Bankers Trust Company.

         14. Certain Stipulations. Landlord and Tenant hereby stipulate and agree that the Tenant Improvement Allowance shall be Two Million Two Hundred Ninety Four Thousand Seventy Five Dollars ($2,294,075.00) and the Move Expense Sub-Allowance shall be One Hundred Eighty Three Thousand Five Hundred Twenty Six Dollars ($183,526.00).

         15.  Miscellaneous.

         a. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts, taken together, shall constitute but one and the same instrument. Facsimile signatures on any counterpart shall be effective as an original signature, but the parties hereto agree to deliver to the other original signatures within thirty (30) days after the date of this Amendment.

         b. Except as expressly amended and modified hereby, all of the terms and provisions of this Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

         c. This Amendment shall inure to the benefit of the parties hereto and their respective successors and assigns.






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         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this
First Amendment to Indenture of Lease as of the day and year first written above.

                                    LANDLORD:

                                    EBS BUILDING, L.L.C.

                                    By: PricewaterhouseCoopers LLP, its Manager

                                    By:          /s/Keith F. Cooper
                                       ------------------------------------
                                    Name:  Keith F. Cooper
                                    Title:  Partner

                                    Date:
                                          -----------------


                                    TENANT:

                                    STIFEL FINANCIAL CORP.


                                    By:      /s/Charles Hartman
                                       ------------------------------------
                                       Name: Charles Hartman
                                            -------------------------------
                                       Title:  Secretary

                                    Date:
                                         ----------------------------------


                                    STIFEL, NICOLAUS & COMPANY,
                                    INCORPORATED


                                    By:     /s/Charles Hartman
                                       ------------------------------------
                                       Name: Charles Hartman
                                            -------------------------------
                                       Title:  Secretary

                                    Date:
                                         ----------------------------------



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